Exhibit 1.1

EXECUTION VERSION

40,000,000 Shares of Common Stock

CYS INVESTMENTS, INC.

UNDERWRITING AGREEMENT

July 11, 2012

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

As Representatives of the several

Underwriters referred to below

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies/Gentlemen:

CYS Investments, Inc., a corporation organized and existing under the laws of Maryland (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 40,000,000 shares (the “Firm Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”). At the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to an additional 6,000,000 shares of Common Stock (the “Additional Shares” and together with the Firm Shares, the “Shares”). Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC are acting as the joint bookrunners in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

1. Representations and Warranties Regarding the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-3ASR (No. 333-174163) relating to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 8:30 a.m. (New York City time) on July 11, 2012;

(ii) “Effective Date” means any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Shares;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Annex VI-I hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vi) “Prospectus” means the final prospectus relating to the Shares, including any prospectus supplement thereto relating to the Shares, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(vii) “Registration Statement” means, collectively, the various parts of such registration statement on Form S-3ASR (No. 333-174643) as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement; and

(viii) “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

(b) Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus related to the Shares that is included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus,

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as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. At the time of (i) the initial filing of the Registration Statement, (ii) the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405.

(c) The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date of this Agreement. If immediately prior to the Renewal Deadline, any of the Shares remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Representatives. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in an expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, if any, as the case may be.

(d) The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when Shares remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

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(e) The Company has paid or shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(f) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Shares, is not on the date hereof and will not be on the applicable Closing Date (as defined below) an “ineligible issuer” (as defined in Rule 405). The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Shares.

(g) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Closing Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Closing Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus as of the respective dates of such prospectuses and each applicable Closing Date conformed, and any further documents so incorporated as of each such date will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(h) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 17.

(i) The Prospectus will not, as of its date and on the applicable Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 17.

(j) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein as of the respective dates of such prospectuses and each applicable Closing Date will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(k) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 17.

(l) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Annex VI-II hereto. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(n) Deloitte & Touche LLP, who have certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included in the Registration Statement, the Pricing Disclosure Package or the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations.

(o) Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as disclosed therein, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any change in the capital stock or any material change in the debt of the Company or any of its subsidiaries, each of which are listed in Exhibit A hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”), (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations or stockholders’ equity of the Company and the Subsidiaries, individually or taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed therein.

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(p) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any Common Stock or other equity security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).

(q) The Shares to be delivered on the Initial Closing Date and the Additional Closing Date (as hereinafter defined), if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(r) The Subsidiaries are the only “subsidiaries” of the Company (within the meaning of Rule 405 under the Securities Act). The Company and each Subsidiary have been duly organized and validly exist as a corporation, partnership or limited liability company in good standing under the laws of their respective jurisdiction of organization. The Company and each Subsidiary are duly qualified to do business and are in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of their respective properties (owned, leased or licensed) or the nature or conduct of their respective business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually or in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package or the Prospectus (in each case, a “Material Adverse Effect”).

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(s) The Company and each Subsidiary have all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as they are now being conducted and as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received written notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, as applicable, could reasonably be expected to result in the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

(t) This Agreement has been duly and validly authorized, executed and delivered by the Company.

(u) The issue and sale of the Shares, the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except in the case of clauses (i) and (iii) as could not reasonably be expected to have a Material Adverse Effect.

(v) The form of certificates used to evidence the Shares complies in all material respects with all applicable requirements of the Maryland General Corporation Law, the New York Stock Exchange (the “NYSE”) and the Company’s charter, by-laws or other organizational documents, and has been duly authorized and approved by the directors of the Company.

(w) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents as may be required under state securities or blue sky laws or the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

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(x) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(y) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus and the books and records of the respective entities presented therein. All “non-GAAP financial measures” (as defined in Regulation G under the Rules and Regulations) included in the Registration Statement, the Pricing Disclosure Package or the Prospectus comply in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K under the Rules and Regulations. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(z) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(aa) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act. The shares of Common Stock have been approved for listing on the NYSE, and the Company has taken no action designed to, or likely to have the effect of, terminating the

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registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(bb) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc) Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and all applicable rules and regulations promulgated in connection therewith. There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with Section 402 of the Sarbanes-Oxley Act.

(ee) The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(ff) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(gg) The statements set forth in the Registration Statement, the Pricing Disclosure Package and Prospectus under the captions “Description of Common Stock,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Material U.S. Federal Income Tax Considerations,” “Additional U.S. Federal Income Tax Considerations” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

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(hh) Commencing with its initial taxable year ended December 31, 2006, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s current and proposed method of operation as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and current and proposed method of operation set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus are true, complete and correct in all material respects. The Company made a timely election to be subject to tax as a REIT pursuant to Sections 856 through 860 of the Code upon filing its federal income tax return for its taxable year ended December 31, 2006.

(ii) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(jj) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the knowledge of the Company, any arrangements, agreements, understandings or payments with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(kk) Each of the Company and its Subsidiaries owns or leases under valid, subsisting and enforceable leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Neither the Company nor any of the Subsidiaries owns any real property. The Company and the Subsidiaries have good and marketable title to all personal property owned by them free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any written notice of any claim adverse to its ownership of any property or of any claim against the continued possession of any property, whether owned or held under lease or sublease by the Company or any Subsidiary.

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(ll) Each of the Company and its Subsidiaries (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of its businesses as presently conducted and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) has no reason to believe that the conduct of its businesses does or will conflict with, and has not received any notice of any claim of conflict with, any such right of others. To the knowledge of the Company, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. To the knowledge of the Company, there is no (i) infringement by third parties of any such Intellectual Property; (ii) pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is not aware of any facts which would form a reasonable basis for any such claim; or (iii) pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is not aware of any other fact which would form a reasonable basis for any such claim.

(mm) Each of the Company and its Subsidiaries maintains insurance in such amounts and covering such risks as the Company, as applicable, reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(nn) Each of the Company and its Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including, without limitation, all sales and use taxes and all taxes that the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the best of the knowledge of the Company, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited financial statements, the Company and its Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

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(oo) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Code) and no “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan maintained by the Company or any Subsidiary (or to any other employee benefit plan to which the Company or any Subsidiary has an obligation to contribute) that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each employee benefit plan maintained by the Company or any Subsidiary or other employee benefit plan to which the Company or any Subsidiary has an obligation to contribute is in compliance in all material respects with applicable law, including, without limitation, ERISA and the Code. The Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of or withdrawal from any “pension plan.” Each employee benefit plan maintained by the Company or any Subsidiary that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, that could cause the loss of such qualification. Assuming the accuracy of the representations that investors made regarding their “benefit plan investor” and “controlling person” status and compliance with the insignificant benefit plan investor participation exception of Department of Labor Regulation section 2510.3-101(f), neither the assets of the Company nor any Subsidiary constitute or will constitute “plan assets” under ERISA.

(pp) Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof. Each of the Company and any Subsidiary is conducting and has conducted at all times operations in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(qq) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and, to the

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knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(rr) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus, if any, including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Disclosure Package, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex VI-II hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex VI-II hereto and any electronic road show previously approved by the Representatives.

(ss) Neither the Company nor any Subsidiary has commenced any legal proceedings, nor have any legal proceedings been threatened, to the knowledge of the Company, against the Company or any Subsidiary for the winding up, liquidation or dissolution of the Company or any Subsidiary.

(tt) With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and the Subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company or the relevant Subsidiary at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the relevant Subsidiary (or a duly constituted and authorized committee thereof), any required stockholder approval by the necessary number of votes or written consents and due execution and delivery of any award agreement governing such grant by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans and all other applicable laws and regulatory rules and requirements, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock as determined under Section 409A of the Code on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company. Neither the Company nor any Subsidiary has knowingly granted, or has or had a policy or practice of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or the Subsidiaries or their results of operations or prospects.

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Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $13.53, an aggregate of 40,000,000 Firm Shares together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 (“Underwriters’ Counsel”), or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 a.m. (Eastern) on July 16, 2012, or such other time and date as the Representatives and the Company may agree upon in writing (such time and date of payment and delivery, the “Initial Closing Date”). Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed in writing by the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representatives may request. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Initial Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 6,000,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2 above. This option may be exercised at any time and from time to time, in whole or in part, on one or two occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Shares are to be delivered (any such date and time, the “Additional Closing Date,” and the Initial Closing Date and any Additional Closing Date, the “Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Initial Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

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(d) Payment of the purchase price for the Additional Shares to be sold by the Company shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(e) The Company agrees that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm’s length between sophisticated parties represented by counsel, (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters, (iii) the Underwriters’ obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety and (iv) the Company has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

3. Offering. Upon authorization of the release of the Firm Shares by the Representatives, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company.

(a) In addition to the other covenants and agreements of the Company contained herein, the Company hereby covenants and agrees with each of the Underwriters that:

(i) The Company shall prepare the Prospectus in a form approved by you and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) under the Securities Act. Prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which you shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon. The Company shall notify you promptly (and, if requested by the Representatives, confirm such notice in writing) (A) when any amendments to the Registration Statement become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the

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Prospectus or for any additional information, (C) of the Company’s intention to file, or prepare (i) any document incorporated by reference in the Prospectus, or (ii) any supplement or amendment to the Registration Statement, the Pricing Disclosure Package, the Prospectus, any document incorporated by reference in the Prospectus or any Issuer Free Writing Prospectus, (D) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, Pricing Prospectus or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore, (F) of the receipt of any comments from the Commission, and (G) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company shall file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares.

(ii) If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representatives) that will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(iii) The Company will not, without the prior consent of the Representatives, (A) make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth Annex V-II hereto and any electronic road show previously approved by the Representatives, or (B) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein

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or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representatives promptly and, if requested by the Representatives, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representatives) that will correct such statement, omission or conflict or effect such compliance.

(iv) The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

(v) The Company will promptly deliver to each of you and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of the Pricing Disclosure Package, the Prospectus, the Registration Statement, any Issuer Free Writing Prospectus and all amendments of and supplements to such documents, if any, as you may reasonably request. Prior to 6 p.m. (Eastern) on the second business day after the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(vi) Promptly from time to time, the Company will use its commercially reasonable efforts, in cooperation with the Representatives, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(vii) As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

(viii) During the period of 30 days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Barclays Capital Inc., the Company will not (A) directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or publicly announce the intention to do any of the foregoing, (B) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security, or (C) otherwise enter into any swap, derivative or other transaction or arrangement that transfers to

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another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the Company may (1) issue the Shares as contemplated by this Agreement, (2) issue Common Stock upon (a) the conversion or exchange of currently outstanding securities that are convertible or exchangeable for Common Stock, or (b) the exercise of currently outstanding options or warrants to purchase Common Stock, (3) grant shares of Common Stock, or options to purchase Common Stock, pursuant to any equity incentive plans of the Company that are in effect on the date hereof, each as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (the “Existing Equity Incentive Plans”), (4) issue Common Stock pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan pursuant to the Company’s Registration Statement on Form S-3 (No. 333-167500), and (5) after the closing of the Offering, issue and sell shares of Common Stock under the Company’s “at-the-market” offering program established pursuant to the Equity Distribution Agreement, dated June 7, 2011, between the Company and JMP Securities LLC. During the Lock-Up Period, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing without the prior written consent of Barclays Capital Inc. The Company will cause each of the persons described in Section 7(i) hereof to execute and deliver a lock-up agreement in the form of Annex IV hereto to the Underwriters by the Initial Closing Date.

(ix) During the period of five years from the date of this Agreement, the Company will furnish to the Representatives, c/o Barclays Capital Inc. at 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department, the following: (A) as soon as reasonably practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (B) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock; provided, however, that documents required to be furnished pursuant to this paragraph (ix) shall be deemed furnished when made available via the Commission’s Electronic Data Gathering and Retrieval System (“EDGAR”) or any successor system.

(x) The Company will use its best efforts to maintain the listing of the Shares on the NYSE.

(xi) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xii) The Company has met the requirements to qualify for taxation as a REIT under the Code for each of its six taxable years ended December 31, 2006 through December 31, 2011 and continues to meet the requirements to qualify for taxation as a REIT under the Code.

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(xiii) The Company will not take, or will cause its affiliates (within the meaning of Rule 144 under the Securities Act) to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

5. Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter’s use of or reference to such “free writing prospectus” would require the Company to file with the Commission any “issuer information” (as defined in Rule 433 under the Securities Act).

6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (a) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or any document incorporated by reference in the Preliminary Prospectus or the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (c) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (d) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey; (e) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the Offering; (f) all fees and expenses in connection with listing the Shares on the NYSE and for clearance, settlement and book entry transfer through The Depository Trust Company; (g) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (h) any stock transfer taxes or other taxes incurred in connection with this Agreement or the Offering; and (i) the preparation, printing and distribution of one or more versions of the Pricing Disclosure Package and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including reasonable fees and expenses of Canadian counsel to the Underwriters). The Company also will pay or cause to be paid: (a) the cost of preparing stock certificates, if any, representing the Shares; (b) the cost and charges of any transfer agent or registrar for the Shares; and (c) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in Sections 8, 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

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7. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof, as of the Applicable Time and as of each Closing Date, and to the performance by each of the Company of all of its obligations hereunder, and to each of the following additional conditions:

(a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefore shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 9 a.m. (Eastern) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

(b) At the Initial Closing Date and each Additional Closing Date, you shall have received the written opinions of Hunton & Williams LLP, special counsel for the Company, dated such Closing Date and addressed to the Underwriters, substantially in the form set forth in Annex I-A, Annex I-B and Annex I-C hereto.

(c) At the Initial Closing Date and each Additional Closing Date, you shall have received the written opinion of Venable LLP, Maryland counsel for the Company, dated such Closing Date and addressed to the Underwriters, substantially in the form set forth in Annex II hereto.

(d) At the Initial Closing Date and each Additional Closing Date, you shall have received the written opinion of Underwriters’ Counsel, dated such Closing Date and addressed to the Underwriters, in form and substance satisfactory to you, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(e) As of the date hereof, the Initial Closing Date and each Additional Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated such Closing Date, substantially in form set forth in Annex III hereto, as to (i) the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of such Closing Date, (ii) the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date, (iii) the matters set forth in subsections (h) and (i) of this Section 7, and (iv) such other matters as you may reasonably request.

(f) At the Initial Closing Date and each Additional Closing Date, you shall have received a certificate of the Chief Financial Officer of the Company, dated the date hereof, substantially in form set forth in Annex IV hereto.

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(g) At the time this Agreement is executed, at the Initial Closing Date and at each Additional Closing Date, you shall have received a comfort letter, from Deloitte & Touche LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of such Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters’ Counsel

(h) None of the Company or its Subsidiaries shall have sustained, since the date of the Pricing Disclosure Package, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Disclosure Package (exclusive of any supplement thereto).

(i) Subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Disclosure Package (exclusive of any supplement thereto), there shall not have been (i) any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary, or (ii) any change or any development involving a prospective change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations or stockholders’ equity of the Company and the Subsidiaries, in each case, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Registration Statement and the Pricing Disclosure Package (exclusive of any such supplement).

(j) You shall have received a duly executed lock-up agreement in the form of Annex V hereto from each of the persons listed in Schedule II hereto.

(k) At the Initial Closing Date and each Additional Closing Date, the Shares to be issued on such date shall have been approved for supplemental listing, subject to official notice of issuance, on the New York Stock Exchange.

(l) At the Initial Closing Date and each Additional Closing Date, FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

(m) At the Initial Closing Date and each Additional Closing Date, the Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Initial Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representatives at, or at any time prior to, each Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

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8. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any prospectus wrapper material distributed in Canada in connection with foreign sales or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state (A) in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, any prospectus wrapper material distributed in Canada in connection with foreign sales or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or a Non-Prospectus Road Show, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Representatives consists solely of the material referred to in Section 17 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its affiliates and their respective directors, officers and employees, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject

22

under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Representatives consists solely of the material referred to in Section 17 hereof. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have, including but not limited to other liability under this Agreement.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided, however, that the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party

23

shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Representatives in the case of Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be withheld unreasonably; provided, however, that if any proceeding is settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

9. Contribution. If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover

24

page of the Prospectus bear to the aggregate public offering price of the Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Any party entitled to contribution in accordance with this Section 9 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule I. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting

25

Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representatives may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 9, 11 and 12) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Initial Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 4 and 5, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1, and the agreements contained in Sections 6, 8, 9 and 12 through 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

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12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The Representatives shall have the right to terminate this Agreement at any time prior to the Initial Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company’s securities or securities in general, (ii) a suspension or material limitation in trading in securities generally on the NYSE or Nasdaq shall have occurred, (iii) a suspension or material limitation in trading in the Company’s securities on the NYSE has occurred, (iv) a banking moratorium has been declared by New York or federal authorities or any material disruption in commercial banking or securities settlement or clearance services has occurred or (v) as a result of (A) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration of a national emergency or war by the United States or (B) any other calamity or crisis or any change in political, financial or economic conditions, in the judgment of the Representatives, it is impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof or the Underwriters’ failure to perform their obligations hereunder), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o (i) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019 (facsimile: 646-834-8133), Attention: Syndicate Department; (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Facsimile: (646) 855 3073, Attention: Syndicate Department, with a copy to: Facsimile: (212) 230-8730, Attention: ECM Legal; (iii) Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: LCD-IBD; (iv) Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Equity Capital Markets Syndicate (facsimile: (212) 797-9344); and (v) UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, (facsimile: (212) 821-4196), Attention: Syndicate Department; and a copy to Underwriters’ counsel at Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, 10036, Attention: David J. Goldschmidt;

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(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at 890 Winter Street, Suite 200, Waltham, Massachusetts 02451 and its counsel at the address set forth in the Registration Statement, Attention: Kevin E. Grant, Chief Executive Officer with a copy to the Company’s counsel at Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, Attention: S. Gregory Cope;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

15. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

16. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such

28

court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

17. Underwriter Information. The parties acknowledge and agree that, for purposes of paragraphs (d), (e) and (g) of Section 1 and Section 8 hereof, the information provided by or on behalf of any Underwriter to the Company for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) consists solely of the following material included under the caption “Underwriting” in such documents: (a) in the table in the first paragraph; (b) in the fourth paragraph; and (c) the first and second paragraphs under the subcaption “Stabilization and Covering Transactions.”

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[Signature page follows]

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If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

CYS INVESTMENTS, INC.

By:	/s/ Kevin E. Grant
Name:
Title:

[Signature page to the Underwriting Agreement]

Accepted as of the date first above written

For itself and as a Representative of the several Underwriters named in Schedule I hereto

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Scott Robertson
	Name:	Scott Robertson
	Title:	Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Andrew Rosenburgh
	Name:	Andrew Rosenburgh
	Title:	Managing Director

[Signature page to the Underwriting Agreement]

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Neil Abromavage
	Name:	Neil Abromavage
	Title:	Managing Director

By:	/s/ Francis Windels
	Name:	Francis Windels
Title:

UBS SECURITIES LLC

By:	/s/ Halle Benett
	Name:	Halle Benett
	Title:	Managing Director

By:	/s/ Ethan Elzen
	Name:	Ethan Elzen
	Title:	Director

[Signature page to the Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised

Barclays Capital Inc.	9,600,000	1,440,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,600,000	1,140,000
Credit Suisse Securities (USA) LLC	7,600,000	1,140,000
Deutsche Bank Securities Inc.	7,600,000	1,140,000
UBS Securities LLC	7,600,000	1,140,000

Total	40,000,000	6,000,000

SCHEDULE II

Persons Subject to the Annex IV Lock-Up Agreement

Thomas A. Rosenbloom

Richard E. Cleary

Jeffrey P. Hughes

Frances Spark

David A. Tyson, Ph.D.

Douglas Crocker, II

Raymond A. Redlingshafer

James A. Stern

Kevin E. Grant

Stephen P. Jonas

Tanya S. Beder

EXHIBIT A

Subsidiaries

None.

ANNEX I-A

Form of Hunton & Williams LLP Corporate Opinion

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074

TEL	804 • 788 • 8200
FAX	804 • 788 • 8218

FILE NO: 69033.[ ]

July 16, 2012

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

CYS Investments, Inc.

[            ] Shares of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to CYS Investments, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company of [                    ] shares, plus an option to purchase up to an additional [                    ] shares (together, the “Shares”), of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to you pursuant to the Underwriting Agreement, dated July 11, 2012 (the “Underwriting Agreement”), by and between the Company and you.

This opinion is furnished to you at the request of the Company pursuant to Section 7(b) of the Underwriting Agreement. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

In connection with the foregoing, we have examined the following documents:

(i)	the Company’s Registration Statement on Form S-3 (Registration No. No. 333-174163), as filed with the Securities and Exchange Commission (the “Commission”) on May 13, 2011 (the “Registration Statement”) (as amended at the time it became effective, the “Registration Statement”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	the preliminary prospectus supplement, dated July 10, 2012 in the form filed with the Commission on July 11, 2012 pursuant to Rule 424(b) under the Securities Act, together with the base prospectus dated May 12, 2011 (collectively, the “Preliminary Prospectus” and together with the public offering price of the Shares and the Issuer Free Writing Prospectuses set forth in Annex V-II to the Underwriting Agreement, the “Disclosure Package”);

(iii)	the Final Prospectus Supplement, dated July 11, 2012, as filed with the Commission on July [ ], 2012 pursuant to Rule 424(b) under the Securities Act (together with the base prospectus dated May 12, 2011, the “Prospectus”);

(iv)	an executed copy of the Underwriting Agreement;

(v)	the Articles of Amendment and Restatement of the Company, as filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) on February 1, 2006, as certified by the SDAT on July [ ], 2012 and the Secretary of the Company on the date hereof;

(vi)	the Articles of Amendment to the Articles of Amendment and Restatement of the Company (first amendment), as filed with the SDAT on May 27, 2008, as certified by the SDAT on July [ ], 2012 and the Secretary of the Company on the date hereof;

(vii)	the Articles of Amendment to the Articles of Amendment and Restatement of the Company (second amendment), as filed with the SDAT on May 27, 2008, as certified by the SDAT on July [ ], 2012 and the Secretary of the Company on the date hereof;

(viii)	the Articles of Amendment to the Articles of Amendment and Restatement of the Company (third amendment), as filed with the SDAT on August 31, 2011, as certified by the SDAT on July [ ], 2012 and the Secretary of the Company on the date hereof;

(ix)	the Amended and Restated Bylaws of the Company, as certified by the Secretary of the Company on the date hereof;

(x)	resolutions of the Board of Directors of the Company, dated July 9, 2012, as certified by the Secretary of the Company on the date hereof (the “Resolutions”);

(xi)	the form of certificate representing a share of Common Stock, as certified by the Secretary of the Company on the date hereof (the “Stock Certificate”);

(xii)	resolutions of the Pricing Committee of the Board of Directors of the Company, dated July 10, 2012, as certified by the Secretary of the Company on the date hereof (the “Pricing Committee Resolutions”); [and]

[(xvi)	the Notice of Exercise of Over-Allotment Option, dated July [ ], 2012].

The documents referred to in paragraphs (v), (vi), (vii) and (viii) above are sometimes hereinafter referred to as the “Company Charter.”

In addition to our examination of the documents referred to above, we also have examined originals or reproductions or certified copies of certain records of the Company and certificates of officers of the Company and of public officials. In these examinations and for purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals of such documents, (iii) the due authorization, execution and delivery of all documents by all parties other than the Company, and the validity, binding effect and enforceability thereof other than the validity, binding effect and enforceability thereof upon the Company, (iv) the full legal capacity of all individuals signing documents, (v) the genuineness of all signatures and (vi) the conformity of the documents filed with the Commission via the Electronic Data Gathering and Retrieval System, as supplemented by its Interactive Data Electronic Applications system (“EDGAR”), except for required EDGAR formatting changes, to physical copies of the documents prepared by the Company and submitted for our examination.

As to factual matters, we have relied upon the accuracy of the representations and warranties made in the Underwriting Agreement, on certificates of officers of the Company and on certificates and verbal advice of public officials. Whenever a statement herein is qualified by “to our knowledge,” “known to us” or a similar phrase, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Company in connection with the transactions referenced herein without independent investigation. In rendering the opinion in paragraph 4, we have assumed that the issuance of the Shares will not violate the ownership limitations set forth in the Company Charter.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

1. The Company is qualified to transact business as a foreign entity in each of the jurisdictions listed on Schedule I to this opinion.

2. The Underwriting Agreement has been duly executed and delivered by the Company.

3. The issuance, sale and delivery of the Shares by the Company are not subject to any preemptive right or other similar right arising under the agreements listed on Schedule II hereto

4. The Stock Certificate complies in all material respects with the requirements of the rules of the New York Stock Exchange.

5. The execution and delivery by the Company of the Underwriting Agreement and the issuance and sale of the Shares do not (i) constitute a violation of, or a breach or default under, the terms of any agreement listed on Schedule II hereto to which the Company is a party; (ii) violate any federal or New York state statute, rule or regulation known to us to be applicable to the Company or (iii) result in a breach of, or constitute a default under, any judgment, decree or order of any state or federal court or other governmental authority known to us, with such knowledge based solely on the Company Officer’s Certificate, to be binding on the Company; provided, however, that we express no opinion with respect to any state or foreign securities laws.

6. The statements contained in the Disclosure Package and Prospectus under the caption “Underwriting” insofar as such statements constitute a summary of the Underwriting Agreement, constitute a fair summary thereof in all material respects.

7. No filing with, notice to, or consent, approval, authorization or order of any court or governmental agency or body or official of the United States of America or of the State of New York is required to be made or obtained by the Company pursuant to the federal laws, rules and regulations of the United States of America or the laws, rules and regulations of the State of New York, respectively, in connection with the execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares, except for: (a) the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, the New York Stock Exchange and under applicable state securities laws or (b) those as have been obtained or waived.

8. The Company is not, and after giving effect to the offer and sale of the Shares and application of the proceeds from the offering and sale of the Shares as described in the Disclosure Package and the Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

We do not purport to express any opinion on any laws other than the federal laws of the United States of America and the laws of the State of New York.

This opinion is rendered to you solely in connection with the Underwriting Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this opinion or any copies thereof be furnished to a third party, filed with a government agency, quoted, cited or otherwise referred to without our prior written consent. Notwithstanding the foregoing, Computershare Trust Company, N.A., as transfer agent for the Company, may rely on the opinion set forth in the paragraph numbered four. This opinion is given as of the date hereof, and we do not undertake to advise you of any changes in the opinions expressed herein from matters that might hereafter arise or be brought to our attention.

Very truly yours,

Schedule I

Entity	States of Foreign Qualification	Date of Certificate	Date of Bringdown

CYS Investments, Inc.	New York	July [ ], 2012	July [ ], 2012	*
	Massachusetts	July [ ], 2012	July [ ], 2012	*

*	Information provided by CT Corporation as of July [ ], 2012.

Schedule II

1.	Employment Agreement, dated September 1, 2011, between CYS Investments, Inc. and Kevin E. Grant;

2.	Employment Agreement, dated September 1, 2011, between CYS Investments, Inc. and Frances R. Spark;

3.	Employment Agreement, dated September 1, 2011, between CYS Investments, Inc. and Richard E. Cleary;

4.	Employment Agreement, dated September 1, 2011, between CYS Investments, Inc. and Thomas A. Rosenbloom;

5.	2012 Incentive Compensation Plan;

6.	2006 Stock Incentive Plan; and

7.	Form of Indemnification Agreement.

ANNEX I-B

Form of Hunton & Williams LLP Tax Opinion

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074

TEL	804 • 788 • 8200
FAX	804 • 788 • 8218

July 16, 2012

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

CYS Investments, Inc.

437 Madison Avenue, 33rd Floor

New York, New York 10022

CYS Investments, Inc.

Qualification as

Real Estate Investment Trust

Ladies and Gentlemen:

We have acted as special tax counsel to CYS Investments, Inc., a Maryland corporation (the “Company”), in connection with the offer and sale of common stock, par value $0.01 per share, of the Company (the “Common Stock”) pursuant to a prospectus supplement (the “Prospectus Supplement”) dated July 11, 2012 to a prospectus dated May 12, 2011, as amended through the date hereof, including, but not limited to, by Exhibit 99.3 to the Current Report on Form 8-K, filed on September 1, 2011 (the “Prospectus”), as part of a registration statement on Form S-3 (File No. 333-174163) filed with the Securities and Exchange

Commission on May 13, 2011, as amended through the date hereof (the “Registration Statement”). This opinion regarding certain U.S. federal income tax matters is delivered pursuant to Section 7(b) of the underwriting agreement, dated as of July 11, 2012 by and between the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and UBS Securities LLC.

The Company owns interests in residential mortgage-backed securities and subordinated tranches of asset-backed securities, including collateralized debt obligations.

In giving this opinion letter, we have examined the following:

1.	the Company’s Articles of Amendment and Restatement;

2.	the Registration Statement, the Prospectus and the Prospectus Supplement filed as a part of the Registration Statement;

3.	the TRS elections for Sharpridge TRS, Inc. (dissolved on December 31, 2009) and CS Alternatives TRS, Inc. (dissolved on February 19, 2009); and

4.	such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed, with your consent, that:

1. each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

2. during its taxable year ending December 31, 2012, and future taxable years, the Company will operate in a manner that will make the representations contained in a certificate, dated the date hereof and executed by duly appointed officers of the Company (the “Officers’ Certificate”), true for such years, without regard to any qualifications as to knowledge or belief;

3. the Company will not make any amendments to its organizational documents after the date of this opinion that would affect the Company’s qualification as a real estate investment trust (a “REIT”) for any taxable year; and

4. no action will be taken by the Company after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we also have relied upon the correctness, without regard to any qualification as to knowledge or belief, of the factual representations and covenants contained in the Officers’ Certificate and the factual matters discussed in the Prospectus that relate to the Company’s status as a REIT. We are not aware of any facts that are inconsistent with the representations contained in the Officers’ Certificate. Furthermore, where the factual representations in the Officers’ Certificate involve terms defined in the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder (the “Regulations”), published rulings of the Internal Revenue Service (the

“Service”), or other relevant authority, we have reviewed with the individuals making such representations the relevant provisions of the Code, the applicable Regulations, the published rulings of the Service, and other relevant authority.

Based on the documents and assumptions set forth above, the representations and covenants set forth in the Officers’ Certificate, and the factual matters discussed in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” and in the Prospectus Supplement under the caption “Additional U.S. Federal Income Tax Considerations” (which are incorporated herein by reference), we are of the opinion that:

(a) the Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 2006 through December 31, 2011, and the Company’s organization and current and proposed method of operation will enable it to continue to qualify as a REIT under the Code for its taxable year ending December 31, 2012 and thereafter; and

(b) the descriptions of the law and the legal conclusions contained in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” and in the Prospectus Supplement under the caption “Additional U.S. Federal Income Tax Considerations” are correct in all material respects, and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Common Stock.

We will not review on a continuing basis the Company’s compliance with the documents or assumptions set forth above, or the representations set forth in the Officers’ Certificate. Accordingly, no assurance can be given that the actual results of the Company’s operations for any given taxable year will satisfy the requirements for qualification and taxation as a REIT. Although we have made such inquiries and performed such investigations as we have deemed necessary to fulfill our professional responsibilities as counsel, we have not undertaken an independent investigation of all the facts referred to in this opinion letter or the Officers’ Certificate.

The foregoing opinions are based on current provisions of the Code and the Regulations, published administrative interpretations thereof, and published court decisions. The Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent the Company from qualifying as a REIT.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other U.S. federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion letter is solely for the information and use of the addressees, and it speaks only as of the date hereof. This opinion letter may not be distributed, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our express written consent.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,

ANNEX I-C

Form of Hunton & Williams LLP Negative Assurance Letter

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074

	TEL	804 • 788 • 8200
	FAX	804 • 788 • 8218

July 16, 2012	FILE NO: 69033.[ ]

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

             As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

CYS Investments, Inc.

[            ] Shares of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to CYS Investments, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company to you pursuant to the Underwriting Agreement, dated July 11, 2012 (the “Underwriting Agreement”), by and among the Company and you, of [                    ] shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), plus an option to purchase up to an additional [            ] shares of such Common Stock.

This letter is furnished to you pursuant to Section 7(b) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Underwriting Agreement.

The Company’s Registration Statement on Form S-3 (Registration No. 333-174163), as filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on May 13, 2011 (the “Registration Statement”), became effective automatically upon filing under the Securities Act. We have been orally advised by the staff of the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose has been commenced or threatened under the Securities Act. The Shares have been offered pursuant to a preliminary prospectus supplement, dated July 10, 2012 in the form filed with the Commission on July 11, 2012 pursuant to Rule 424(b) under the Securities Act (together with the base prospectus dated May 12, 2011, the “Pricing Prospectus”), the public offering price of the Shares, the number of Shares offered and the Issuer Free Writing Prospectuses attached and listed in Annex VI-II to the Underwriting Agreement (the “Pricing Information”) (the Pricing Prospectus and the Pricing Information are collectively referred to as the “Disclosure Package”). The New York Stock Exchange has advised us that the Shares have been approved for listing, upon official notice of issuance, on the New York Stock Exchange.

We have participated in various conferences with representatives of the Company, your representatives, representatives of the independent public or certified public accountants of the Company and counsel to the Underwriters at which the contents of the Registration Statement, the Disclosure Package and the final prospectus supplement, dated July 11, 2012, as filed with the Commission on July [    ], 2012 pursuant to Rule 424(b) under the Securities Act (together with the base prospectus dated May 12, 2011, the “Prospectus”), and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement under the Securities Act, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus (other than as specified in opinion paragraph 6 of our corporate opinion to you dated of even date herewith and opinion paragraph (b) of our federal income tax opinion to you dated of even date herewith). However, subject to and on the basis of the foregoing, we advise you that:

(a) the Registration Statement, when it became effective, and the Prospectus, as of its date (except that in each case we do not express any view as to the financial statements and the related notes and schedules thereto, or as to any other financial or accounting data or information, included or required to be included or incorporated by reference therein, or excluded therefrom, or in the exhibits to the Registration Statement) appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder;

(b) to our knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or are required to be summarized or described in the Prospectus, the Registration Statement or the Disclosure Package that have not been so filed, summarized or described; and

(c) nothing has come to our attention which has caused us to believe that: (i) the Registration Statement, when it became effective and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, as of the Applicable Time (which you have informed us is the time of the first contract for sale of the Shares by any Underwriter) and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, in each case in clauses (i), (ii) and (iii) above, we do not express any view or belief and make no statement with respect to (A) the financial statements and the related notes and schedules thereto, or as to any other financial or accounting data or information, included or required to be included or incorporated by reference in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus or the exhibits to the Registration Statement or (B) the information referenced in Section 17 of the Underwriting Agreement that you furnished to the Company included or required to be included in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus. In the case of clause (ii) above, we do not express any view or belief and make no statement with respect to any road show that is an Issuer Free Writing Prospectus.

In addition, we have made no inquiry into the delivery of any documents to any investor, and have further assumed that the Pricing Information was conveyed to investors at or prior to the Applicable Time.

This letter is rendered to you solely in connection with the Underwriting Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this letter or any copies thereof be furnished to a third party, filed with a government agency, quoted, cited or otherwise referred to without our prior written consent. This letter is given as of the date hereof, and we do not undertake to advise you of any changes in the statements expressed herein from matters that might hereafter arise or be brought to our attention.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE BY THIS LAW FIRM WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) THIS ADVICE WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (C) ANY PERSON TO WHOM SUCH TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,

ANNEX II

Form of Venable LLP Opinion

[LETTERHEAD OF VENABLE LLP]

July     , 2012

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:	CYS Investments, Inc.

Ladies and Gentlemen:

We have served as Maryland counsel for CYS Investments, Inc. a Maryland corporation (the “Company”), in connection with certain matters of Maryland law arising out of the sale and issuance by the Company of up to 46,000,000 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company, including up to 6,000,000 Shares which the Underwriters (as defined herein) have the option to purchase, pursuant to the Underwriting Agreement, dated July 10, 2012 (the “Underwriting Agreement”), by and among the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several Underwriters named therein (collectively, the “Underwriters”). This firm did not participate in the negotiation or drafting of the Underwriting Agreement. This opinion is being delivered to you pursuant to Section 7(c) of the Underwriting Agreement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the “Documents”):

1. The Registration Statement on Form S-3 (Registration No. 333-174163) of the Company, relating to the Shares, and all amendments thereto (collectively, the “Registration Statement”), filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”);

2. The Prospectus, dated May 12, 2011 (the “Base Prospectus”), as supplemented by a Preliminary Prospectus Supplement, dated July 10, 2012 (the “Preliminary Prospectus”), and any free writing prospectus listed on Annex VI-II to the Underwriting Agreement (the “Issuer Free Writing Prospectuses” and, together with the Base Prospectus and the Preliminary Prospectus, the “Disclosure Package”), and a Prospectus Supplement, dated July 10, 2012 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) each filed with the Commission pursuant to Rule 424(b) or, in the case of any Issuer Free Writing Prospectuses, Rule 433, promulgated under the Securities Act;

3. The Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Commission under the Securities Exchange Act of 1934, as amended (the “10-K”).

4. The Underwriting Agreement;

5. The charter of the Company (the “Charter”), certified by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

6. The Bylaws of the Company (the “Bylaws”), certified as of the date hereof by an officer of the Company;

7. A certificate of the SDAT as to the good standing of the Company, dated as of a recent date;

8. Resolutions adopted by the Board of Directors of the Company, and by a duly authorized committee thereof (collectively, the “Resolutions”), relating to, among other matters, (a) the sale and issuance of the Shares and (b) the authorization of the execution, delivery and performance by the Company of the Underwriting Agreement, certified as of the date hereof by an officer of the Company;

9. A certificate executed by an officer of the Company, dated as of the date hereof;

10. A specimen certificate representing the Common Stock (the “Common Stock Certificate”), certified as of the date hereof by an officer of the Company; and

11. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

12. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

13. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

14. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

15. All Documents submitted to us as originals are authentic. The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Documents as executed and delivered. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

16. The Shares will not be issued or transferred in violation of the restrictions or limitations contained in Article VII of the Charter.

17. The certificates representing the Shares will conform in all material respects to the Common Stock Certificate.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2. The Company has the corporate power to own and lease its properties and to conduct its business in all material respects as described under the captions “Summary” and “The Company” in the General Disclosure Package and the Prospectus and under the caption “Business” in the 10-K, and to execute and deliver the Underwriting Agreement and to perform its obligations thereunder.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4. The Company has the number of authorized shares of capital stock as set forth under the captions “Description of Common Stock” and “Description of Preferred Stock” in the Disclosure Package and the Prospectus.

5. The statements contained in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Description of Common Stock” and “Certain Provisions of Maryland Law and of Our Charter and Bylaws” and the statements under Item 15 of Part II of the Registration Statement, insofar as such statements constitute summaries of the Charter, the Bylaws or Maryland law, have been reviewed by us and are accurate in all material respects.

6. The issuance of the Shares has been duly authorized and, when and if issued and delivered against payment therefor in accordance with the Underwriting Agreement and the Resolutions, the Shares will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to any preemptive or similar rights arising under the Maryland General Corporation Law (the “MGCL”), the Charter or the Bylaws.

7. The Common Stock Certificate complies with all applicable statutory requirements of the MGCL and with any applicable requirements of the Charter and Bylaws.

8. The Shares conform in all material respects to the descriptions thereof contained in the General Disclosure Package and the Prospectus under the caption “Description of Common Stock.”

9. The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with the Charter or the Bylaws or violate or conflict with any Maryland law, or any decree, rule or regulation of any Maryland governmental authority applicable to the Company.

10. No approval, authorization, consent or order of, or any filing or declaration with, any court or other government agency or body of the State of Maryland is required under Maryland law in connection with the execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares by the Company, except such as may be required under Maryland state securities laws and regulations, and other than those which have already been obtained or waived.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the State of Maryland, or as to federal or state laws regarding fraudulent transfers. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter. Our opinion expressed in paragraph 9 above is based upon our consideration of only those Maryland laws, or decrees, rules or regulations of any Maryland governmental authority, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement. Our opinion expressed in paragraph 10 above is based upon our consideration of only those approvals, authorizations, consents, orders, filings or declarations required by governmental agencies or bodies of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you solely for the Underwriters’ benefit. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than Hunton & Williams LLP, counsel to the Company, and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, in connection with opinions to be issued by each of them on the date hereof relating to the issuance of the Shares) without, in each instance, our prior written consent.

Very truly yours,

ANNEX III

CYS INVESTMENTS, INC.

OFFICERS’ CERTIFICATE

July 16, 2012

The undersigned, the Chief Executive Officer and the Chief Financial Officer of CYS Investments, Inc., a Maryland corporation (the “Company”), pursuant to Section 7(e) of the Underwriting Agreement, dated as of July 11, 2012 (the “Underwriting Agreement”), by and among the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives (the “Representatives”) of the other underwriters listed in Schedule I thereto (together with the Representatives, the “Underwriters”), providing for the sale to the Underwriters by the Company of up to an aggregate of 40,000,000 shares of Common Stock (and up to an additional 6,000,000 shares subject to the Underwriters’ option to purchase additional shares), par value $0.01 per share, of the Company, hereby certify that they are authorized to execute this Certificate in the name and on behalf of the Company. Each of the undersigned also hereby certifies, in their capacity as officers of the Company and not in any individual capacity, that:

(i) the representations and warranties of the Company set forth in Section 1 of the Underwriting Agreement are true and correct as of the date hereof as though made on and as of such date, provided, however, that any representation or warranty that is not qualified as to materiality is true and correct in all material respects as of the date hereof as though made on and as of such date;

(ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Underwriting Agreement at or prior to the date hereof;

(iii) None of the Company or its Subsidiaries has sustained, since the date of the Pricing Disclosure Package, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Disclosure Package (exclusive of any supplement thereto); and subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Disclosure Package (exclusive of any supplement thereto), there has not been (A) any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary, or (B) any change or any development involving a prospective change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations or stockholders’ equity of the Company and the Subsidiaries, in each case, individually or taken as a whole, the effect of which, in any such case described above, could reasonably be expected to have a Material Adverse Effect.

Each of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, Hunton & Williams LLP, special counsel to the Company, and Venable LLP, Maryland counsel to the Company, is entitled to rely on this certificate in connection with the opinions that each firm is rendering pursuant to Sections 7(d), 7(b) and 7(c), respectively, of the Underwriting Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Officers’ Certificate as of the date first written above.

CYS INVESTMENTS, INC.

By:	/s/ Kevin E. Grant
	Name:	Kevin E. Grant
	Title:	Chief Executive Officer and President

By:	/s/ Frances R. Spark
	Name:	Frances R. Spark
	Title:	Chief Financial Officer and Treasurer

Solely for the purposes certifying that the representations and warranties of the Company set forth in Sections 1(x) and (ss) of the Underwriting Agreement are true and correct at and as of the date hereof:

By:	/s/ Thomas A. Rosenbloom
	Name:	Thomas A. Rosenbloom
	Title:	Secretary

ANNEX IV

CYS INVESTMENTS, INC.

CHIEF FINANCIAL OFFICER’S CERTIFICATE RE: FINANCIAL DATA

July [—], 2012

The undersigned, the Chief Financial Officer of CYS Investments, Inc., a Maryland corporation (the “Company”), pursuant to Section 7(f) of the Underwriting Agreement, dated as of July 11, 2012 (the “Underwriting Agreement”), by and among the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives (the “Representatives”) of the other underwriters listed in Schedule I thereto (together with the Representatives, the “Underwriters”), providing for the sale to the Underwriters by the Company of up to an aggregate of up to 46,000,000 shares of Common Stock (including 6,000,000 shares subject to the Underwriters’ option to purchase additional shares), par value $0.01 per share, of the Company, hereby certifies that she is authorized to execute this Certificate in the name and on behalf of the Company. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

The undersigned also hereby certifies, in her capacity as Chief Financial Officer of the Company, as follows:

1. a. I have overseen the preparation of the financial and other data circled on the attached Exhibit A (the “Financial Information”), which is included in the Registration Statement and the Pricing Disclosure Package.

2. In connection with the preparation of the Financial Information, I have made such review and inquiries as I have deemed necessary to confirm the accuracy and completeness of such data.

3. The Financial Information is accurately derived from the Company’s accounting books and records and is true and complete in all material respects.

This certificate is being furnished to the Underwriters to assist them in conducting their investigation of the Company in connection with the offering of the Shares. Each of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, Hunton & Williams LLP, special counsel to the Company, and Venable LLP, Maryland counsel to the Company, and is entitled to rely on this certificate in connection with the opinions that each firm is rendering pursuant to Sections 7(d), 7(b) and 7(c), respectively, of the Underwriting Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

CYS INVESTMENTS, INC.

By:	/s/ Frances R. Spark
Frances R. Spark, Chief Financial Officer

[Signature Page to Chief Financial Officer’s Certificate]

ANNEX V

Form of Lock-Up Agreement

July 11, 2012

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:	CYS Investments, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by CYS Investments, Inc., a Maryland corporation (the “Company”), of its common stock, $0.01 par value (the “Common Stock”).

In order to induce you (the “Representatives”) and the other underwriters for which you act as representatives (the “Underwriters”) to underwrite the Offering pursuant to the terms of the Underwriting Agreement, dated the date hereof, among the Company and you (the “Underwriting Agreement”), the undersigned hereby agrees that, without the prior written consent of Barclays Capital Inc., during the period from the date hereof until thirty (30) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (1) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (2) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security.

Notwithstanding the foregoing, (1) this Agreement does not apply to the sale pursuant to any contract, instruction or plan in effect on the date hereof that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) (a “Plan”), (2) the establishment of any Plan provided that no sales of Relevant Securities shall be made pursuant to a Plan prior to the expiration of the 30-day period if such Plan was established after the date hereof, and (3) the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession or to a trust for the benefit of undersigned or members of the undersigned’s “immediate family”, which shall mean any relationship by blood, marriage or adoption, not more remote than first cousin; provided in the case of subsection (3) that (a) each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you in which such transferee agrees to be bound by the terms of this Agreement for the remainder of the Lock-Up Period and confirms that it has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto, and (b) any such transfer fully complies with, and is not required to be disclosed or reported under, applicable law, including, but not limited to Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, except for the filing on Form 5 under the Exchange Act in connection with such transfer.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Barclays Capital Inc., during the Lock-up Period the undersigned (1) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security, or (2) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

For the avoidance of doubt, nothing contained herein shall prevent the undersigned from (1) purchasing any securities of the Company, (2) converting or exchanging any securities convertible or exchangeable for Common Stock that are currently held by the undersigned, (3) exercising any options or warrants to purchase Common Stock that are currently held by the undersigned, or (4) receiving grants of any shares of Common Stock, or options to purchase Common Stock, pursuant to any equity incentive plans of the Company that are in effect on the date hereof, each as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (each as defined in the Underwriting Agreement).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

It is understood that, if the Company notifies the Underwriters that is does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock pursuant to the Offering, the undersigned will be released from its obligations under this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

ANNEX VI-I

Information included in the Pricing Disclosure Package

Price to Public: $13.70 per share

Number of Shares Issued: 40,000,000

ANNEX VI-II

Issuer Free Writing Prospectuses included in the Pricing Disclosure Package

None.